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                                                                   EXHIBIT 10.34

                                 THE INDEMNITY

                             DATED: February 7, 2003

                          CONSOLIDATED WATER CO. LTD.

                                     -and-

                             EDMUND GIBBONS LIMITED

                         -----------------------------

                               DEED OF INDEMNITY
                         relating to various guarantees
                       provided by Edmund Gibbons Limited
                        in respect of the obligations of
                       Ocean Conversion (Cayman) Limited
                                      and
                          Ocean Conversion (BVI) Ltd.

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THIS DEED is made this 7th day of February, 2003 by

1. CONSOLIDATED WATER CO. LTD., formerly Cayman Water Company Limited, of Trafalgar Place, West Bay Road, P.O. Box 1114 GT, Grand Cayman (hereinafter "the Covenantor") in favour of

2. EDMUND GIBBONS LIMITED of 21 Reid Street, Hamilton, Bermuda (hereinafter "EGL").

WHEREAS:

A. EGL has provided guarantees in respect of the obligations of Ocean Conversion (Cayman) Limited and Ocean Conversion (BVI) Ltd, full details of which are set out in Schedule 1 hereto (together "the Guarantees").

B. The Covenantor has entered into a share sale agreement ("the Agreement") with North-American Mortgage & Finance Corporation and Transcontinental Finance Corporation Limited (together "the Vendors") for the purchase of the shares in the capital of Ocean Conversion (Cayman) Limited and Ocean Conversion
   (BVI) Ltd. owned by the Vendors, details of which are set out in Schedule 2 hereto ("the Shares"). Pursuant to the Agreement, the Covenantor has agreed to fully and effectively indemnify EGL and keep EGL indemnified against any and all liability, cost or expense of EGL under or in respect of the Guarantees and, furthermore, has undertaken to secure as soon as possible after completion of the sale and purchase of the Shares the full and final release of EGL from the Guarantees and the Covenantor has agreed to offer its own guarantees upon the same terms as the Guarantees in substitution therefor if necessary to secure such release.

C. The Covenantor has agreed to execute this Deed to give EGL the full benefit of such indemnity and undertaking.

NOW THIS DEED WITNESSETH as follows:

1. The Covenantor hereby agrees to fully and effectively indemnify EGL and keep EGL indemnified against any and all liability, cost or expense of EGL under or in respect of the Guarantees and hereby agrees to pay and reimburse such sums as mentioned above to EGL on demand.

2. The Covenantor hereby undertakes to secure as soon as possible the full and final release of EGL from the Guarantees and agrees that, if necessary to secure such release, the Covenantor shall offer its own guarantees upon the same terms as the Guarantees in substitution therefor.

3. This Deed shall be binding on the Covenantor and its successors and assigns.

4. The provisions of the Agreement relating to communications shall apply to any communication to be given under, or in connection with, this Deed.

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5.       This Deed shall be governed in all respects by Cayman Islands law and the parties hereto hereby submit to the non-exclusive jurisdiction of the Cayman Islands courts.

IN WITNESS WHEREOF this Deed has been executed by the Covenantor and delivered on the date first above written.

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                                   SCHEDULE 1

                                 THE GUARANTEES

A guarantee limited to US$2,400,000.00 in respect of the obligations of OCC by EGL in favour of The Bank of N.T. Butterfield & Son Limited undated but executed by virtue of a resolution of the Directors of EGL passed on 5th March 2002;

A guarantee in respect of the obligations of OCC by EGL in favour of the Governor of the Cayman Islands dated 5 May 1994; and

A guarantee limited to US$343,750.00 in respect of the obligations of OCBVI by EGL in favour of The Bank of N.T. Butterfield & Son Limited dated 28th May 2002.

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                                   SCHEDULE 2

                                   THE SHARES

1,695,000 ordinary shares in the capital of Ocean Conversion (Cayman) Limited (formerly Reliable Water Cayman Ltd.) registered in the name of Transcontinental Finance Corporation Limited.

555,000 Class A shares in the capital of Ocean Conversion (BVI) Ltd. (formerly Reliable Water (BVI) Ltd.) registered in the name of North-American Mortgage & Finance Corporation.

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EXECUTED as a DEED and DELIVERED           )
by CONSOLIDATED WATER CO. LTD.,            )
acting by two Directors or a Director      )
and Secretary in the presence of:-         )
                                           )
/s/ Donald Miller                          )
-------------------------------            )   /s/ Frederick W. McTaggart
Witness signature:                             -----------------------------
Witness name: Donald Miller                    Signature of Director
Address: Box 709 GT                            Name of Director:
Occupation: Attorney

/s/ Donald Miller                             /s/ J.M. Parker
------------------------------                ----------------------------
Witness signature:                            Signature of Director/
Witness name: Donald Miller                   Name of Director/
Address:                                      J.M. PARKER
Occupation:

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